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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

           (Re: 2001 Stock and Long-Term Incentive Compensation Plan)

         Each of the undersigned officers and directors of HUNTINGTON BANCSHARES INCORPORATED (the "Corporation") hereby appoints RICHARD A. CHEAP, THOMAS E. HOAGLIN, and MICHAEL J. MCMENNAMIN, as his attorneys, and any of them, with power to act without the others, as his attorney, to sign, in his name and on his behalf, and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Corporation's Registration Statement on the appropriate form (the "Registration Statement") for the purpose of registering under the Securities Act of 1933, as amended, a maximum of 12,400,000 authorized and unissued shares of the common stock, without par value, of the Corporation (as such number of shares may be adjusted from time to time for stock dividends, stock splits, or similar transactions affecting the common stock of the Corporation generally), in connection with the 2001 Stock and Long-Term Incentive Compensation Plan, and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting to such attorneys, and to each of them, individually, full power and authority to do and perform in the name and on behalf of each of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as any of the undersigned could or might do in person, hereby granting to each such attorney-in-fact full power of substitution and revocation and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have signed these presents as of the dates indicated next to their respective signatures below.

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
             SIGNATURE:                                     TITLE:                          DATE:
             ----------                                     ------                          -----
 /s/ Franck Wobst
--------------------------------
Frank Wobst                                    Chairman and Director                     February 21, 2001



/s/ Thomas E. Hoaglin                          Chief Executive Officer, President,       February 21, 2001
--------------------------------               and Director
Thomas E. Hoaglin                              (principal executive officer)


/s/  Michael J. Mcmennamin                     Executive Vice President and Chief        February 21, 2001
--------------------------------               Financial Officer
Michael J. McMennamin                          (principal financial officer and
                                               principal accounting officer)

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
/s/ Don Conrad                                 Director                                  February 21, 2001
--------------------------------
Don Conrad

/s/ Don M. Casto III                           Director                                  February 21, 2001
--------------------------------
Don M. Casto III


/s/ John B. Gerlach, Jr.                       Director                                  February 21, 2001
---------------------------------
John B. Gerlach, Jr.


/s/ Patricia T. Hayot                          Director                                  February 21, 2001
--------------------------------
Patricia T. Hayot

/s/ Wm. J. Lhota                               Director                                  February 21, 2001
--------------------------------
Wm. J. Lhota


/s/ Robert H. Schottenstein                    Director                                  February 21, 2001
--------------------------------
Robert H. Schottenstein

/s/ George A. Skestos                          Director                                  February 21, 2001
--------------------------------
George A. Skestos

/s/ Lewis R. Smoot, Sr.                        Director                                  February 21, 2001
--------------------------------
Lewis R. Smoot, Sr.


/s/ Timothy P. Smucker                         Director                                  February 21, 2001
--------------------------------
Timothy P. Smucker
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